UNITED STATES SECURITIES AND EXCHANGE COMMISSION Washington, D.C. 20549
Form 8-K
CURRENT REPORT Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): May 28, 2019

Chevron Corporation
(Exact name of registrant as specified in its charter)

Delaware	001-00368	94-0890210
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

6001 Bollinger Canyon Road, San Ramon, CA		94583
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s telephone number, including area code: (925) 842-1000

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:
Title of each class	Trading Symbol	Name of each exchange on which registered
Common stock, par value $.75 per share	CVX	New York Stock Exchange, Inc.

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company			☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.
☐

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(b), (c) On May 28, 2019, Jeanette L. Ourada elected to resign from her position as Vice President and Comptroller of Chevron Corporation (“Chevron”), effective June 15, 2019. On May 29, 2019, the Board of Directors of Chevron elected David A. Inchausti to the position of Vice President and Comptroller of Chevron, effective June 16, 2019. In this role, Mr. Inchausti will serve as Chevron’s principal accounting officer.

Mr. Inchausti, age 55, joined Chevron in 1988. He has been Chevron’s Deputy Comptroller since May 2018. Prior to that, he served as Chevron’s Upstream Comptroller from April 2015 through April 2018 and as Vice President, Finance, IndoAsia from August 2010 through March 2015. Prior to his role in Indonesia, Mr. Inchausti held numerous finance positions of increasing responsibility in Chevron’s Upstream operations in Kazakhstan, Thailand, Venezuela, and Angola.

In connection with Mr. Inchausti’s appointment, his compensation, including base salary and bonus target percentage, was increased, effective as of the date of his appointment, to be commensurate with that of other similarly situated positions within Chevron. Mr. Inchausti will continue to be eligible to receive compensation under the Chevron Long Term Incentive Plan and to participate in Chevron’s other benefit and deferral plans.

In addition, Mr. Inchausti’s wife, Sylvia H. Inchausti, who retired from Chevron in September 2018 after 33 years of service, most recently served as Advisor, Supply Chain Management and received compensation during 2018 of approximately $280,000, consistent with compensation policies applicable to other employees of the same level with similar responsibilities. She is entitled to receive retirement benefits from Chevron consistent with her years of service.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: June 3, 2019

CHEVRON CORPORATION
By:	/s/ Christine L. Cavallo
Christine L. Cavallo
Assistant Secretary